For Immediate Release

REALOGY FORMS STRATEGIC JOINT VENTURE WITH CENTERBRIDGE PARTNERS TO ACCELERATE GROWTH OF TITLE INSURANCE UNDERWRITER

•Centerbridge to purchase controlling interest of Realogy’s Title Insurance Underwriter for $210 million in cash; Realogy will retain a meaningful investment in the business through retention of a 30% ownership stake

•JV partnership unlocks capital, enabling Realogy to further invest in integration of core real estate transaction services across franchise, brokerage, title settlement and escrow, and mortgage

•Realogy will continue to maintain its existing ownership of Realogy Title Group, which includes the company’s national title and settlement services and mortgage origination joint venture

MADISON, N.J. – October 6, 2021 – Realogy Holdings Corp. (NYSE: RLGY), the leading and most integrated provider of U.S. residential real estate services, today announced a strategic agreement to form a Title Insurance Underwriter joint venture with an investment from funds affiliated with Centerbridge Partners, L.P., a private investment management firm. As part of the strategic agreement, Centerbridge funds will purchase a controlling 70% interest in Title Resources Guaranty Company, Realogy’s insurance underwriter, for $210 million in cash, subject to closing adjustments, valuing the asset at $300 million. Realogy will maintain a 30% equity interest in Closing Parent Holdco, L.P., a newly formed limited partnership joint venture that will own the Title Insurance Underwriter. The transaction is expected to close in first quarter of 2022, subject to required regulatory clearances and approvals and other closing conditions.

“Realogy continues to demonstrate momentum on our journey to reimagine an integrated real estate transaction,” said Ryan Schneider, Realogy’s chief executive officer and president. “While we really like our Title Insurance Underwriter, this agreement enables us to be even more laser-focused on Realogy’s core businesses, including critical consumer-facing transaction services in franchise, brokerage, title settlement and escrow, and mortgage.”

“We believe a standalone venture guided by Centerbridge’s proven asset growth and management expertise can fully unleash the underwriter’s growth potential, which is why Realogy has committed to maintaining a material ownership stake,” continued Schneider. “Future growth upside from the underwriter venture, combined with our ability to unlock capital to further invest in Realogy’s strategic priorities, can help us generate additional value for both the company and our shareholders.”

Kevin Mahony, Managing Director at Centerbridge Partners added, “We are excited to partner with Realogy on this important strategic transaction. We are eager to support CEO Scott McCall and the talented team at the Title Insurance Underwriter to realize their vision. The Title Insurance Underwriter is one of the fastest growing companies in the sector, delivering an approximately 15% CAGR in gross title premiums since June 2010. We believe we can accelerate this growth even further by investing in new geographies, expanding title products and services, continuing the development of technology, and delivering value to all stakeholders, including agents and employees.”

Upon close, Centerbridge funds will purchase a 70% equity interest in the title underwriting joint venture in preferred units. Realogy’s portion of future minority interest earnings from its 30% common equity stake will be reported within the company’s Realogy Title Group segment, which includes the company’s title, escrow, and settlement services business and mortgage origination joint venture.

Realogy will continue to own and operate its national scale title settlement and escrow services that helped agents and consumers close 214,000 transactions in 2020. Realogy’s title and escrow services operate across 43 states under 45 different brand names and in 2020, represented the majority of Operating EBITDA generated by the Realogy Title Group segment, excluding equity earnings from the company’s mortgage origination joint venture.

Consistent with Realogy’s current capital allocation priorities, the company intends to use the cash proceeds after taxes and transaction-related costs to continue to invest in its business and de-lever.

Advisors
Goldman Sachs & Co. LLC served as financial advisor to Realogy, and Gibson, Dunn & Crutcher served as legal advisor to Realogy. Bank of America served as financial advisor to Centerbridge and Willkie Farr & Gallagher served as legal advisor to Centerbridge.

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About Realogy Holdings Corp.
Realogy Holdings Corp. (NYSE: RLGY) is moving the real estate industry to what’s next. As the leading and most integrated provider of U.S. residential real estate services encompassing franchise, brokerage, relocation, and title and settlement businesses as well as a mortgage joint venture, Realogy supported approximately 1.4 million home transactions in 2020. The company’s diverse brand portfolio includes some of the most recognized names in real estate:Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, Corcoran®, ERA®, and Sotheby's International Realty®. Using innovative technology, data and marketing products, high-quality lead generation programs, and best-in-class learning and support services, Realogy fuels the productivity of its approximately 194,200 independent sales agents in the U.S. and approximately 142,700 independent sales agents in 117 other countries and territories, helping them build stronger businesses and best serve today’s consumers. Recognized for ten consecutive years as one of the World’s Most Ethical Companies, Realogy has also been designated a Great Place to Work four years in a row and is one of LinkedIn’s 2021 Top Companies in the U.S.

About Centerbridge Partners, L.P.
Centerbridge Partners, L.P. is a private investment management firm employing a flexible approach across investment disciplines — private equity, private credit and real estate — in an effort to develop the most attractive opportunities for our investors. The Firm was founded in 2005 and as of August 31, 2021, has approximately $32 billion in capital under management with offices in New York and London.  Centerbridge is dedicated to partnering with world-class management teams across targeted industry sectors and geographies. For more information, please visit www.centerbridge.com.

Forward-Looking Statements
Certain statements in this press release constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Holdings Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could cause actual future results and other future events to differ materially from those in the forward-looking statements, include, but are not limited to: (i) the failure to achieve the anticipated benefits of the transaction; (ii) the conditions to closing the transaction, including the obtaining of required regulatory clearances, may not be satisfied on a timely basis or at all; (iii) the transaction may involve unexpected costs, liabilities or delays; (iv) the business of the title underwriter may be adversely affected as a result of the transaction; (v) the joint venture may be adversely affected by other economic, business and/or competitive factors as well as the ongoing COVID crisis; (vi) risks that the transaction could disrupt the title underwriter’s plans and operations or adversely affect employee retention; and (vii) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.

Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in the Realogy’s filings with the Securities and Exchange Commission, including Realogy’s Annual Report on Form 10-K for the year ended December 31, 2020 and Realogy’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, and Realogy’s other filings made from time to time, in connection with considering any forward-looking statements that may be made by Realogy and its businesses generally.

In addition, new risks and uncertainties emerge from time to time, and it is not possible for Realogy to predict or assess the impact of every factor that may cause its actual results to differ from those expressed or implied in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release, and you should not regard any forward-looking statement as a representation by Realogy that the future plans, estimates or expectations currently contemplated by Realogy will be achieved. Realogy expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Realogy’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Realogy Investor Contacts:             Realogy Media Contacts:

Alicia Swift                    Trey Sarten
(973) 407-4669                    (973) 407-2162
alicia.swift@realogy.com                trey.sarten@realogy.com

Danielle Kloeblen                Gabriella Chiera
(973) 407-2148                    (973) 407-5236
danielle.kloeblen@realogy.com            gabriella.chiera@realogy.com

Centerbridge Partners Contacts:

Jeremy Fielding
jeremy.fielding@kekstcnc.com

Anntal Silver
anntal.silver@kekstcnc.com

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